SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

    Date of report (Date of earliest event reported): February 11, 2000


                          SYCAMORE NETWORKS, INC.
           (Exact name of registrant as specified in its charter)


       Delaware                  000-27273                 04-3410558
    --------------       ------------------------      -------------------
       (State of         (Commission File Number)         (IRS Employer
    Incorporation)                                     Identification No.)


                  10 Elizabeth Drive, Chelmsford, MA 01824
            ---------------------------------------------------
            (Address of principal executive offices) (Zip Code)


                               (978) 250-2900
            ----------------------------------------------------
            (Registrant's telephone number, including area code)


                                    N/A
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)



ITEM 5.  OTHER EVENTS.

         Sycamore Networks, Inc. (the "Company") effected a three-for-one stock split of its common stock, $0.001 par value per share ("Common Stock") in the form of a stock dividend paid on February 11, 2000 to those holders of record of the Company's Common Stock at the close of business on February 4, 2000.

         A copy of the press release issued by the Company announcing the three-for-one stock split is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  EXHIBITS.

EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
   99.1             Press Release dated January 26, 2000 issued by Sycamore
                    Networks, Inc.

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 14, 2000


                                    SYCAMORE NETWORKS, INC.


                                    By: __________________________________
                                        Frances M. Jewels
                                        Chief Financial Officer, Vice
                                        President, Finance and Administration
                                        and Secretary






                               EXHIBIT INDEX

EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
   99.1             Press Release dated January 26, 2000 issued by Sycamore
                    Networks, Inc.